Exhibit 10(o)


                                 AMENDMENT NO. 4
                      TO THE MCI COMMUNICATIONS CORPORATION
                                STOCK OPTION PLAN


     The MCI Communications Corporation Stock Option Plan is hereby amended, effective November 1, 1996, in the following respects:


1.       Section 2.8(c) is restated in its entirety to read as follows:


     "(c) If a key employee retires after attaining age 55 and having been credited with at least ten years of service with the Company and its subsidiaries ("early retirement"), and provided that no event has occurred which would give rise to a Dismissal for Cause, any award that he is entitled to exercise under the terms of paragraph (b) above must be exercised by the earlier of: (i) five years from the date of early retirement, or (ii) the option expiration date.

     If a key employee retires after attaining age 65, or before age 65 but after attaining age 62 and having been credited with at least five years of service with the Company and its subsidiaries ("retirement"), and provided that no event has occurred which could give rise to a Dismissal for Cause, such key employee's options shall become fully exercisable and any award that he is entitled to exercise under the terms of paragraph (b) above must be exercised by the earlier of: (i) five years from the date of retirement, or (ii) the option expiration date. However, to the extent required for compliance with the rules under Section 16 of the Act, such an option shall not become exercisable until outstanding for six months."


     IN  WITNESS  WHEREOF,  MCI  COMMUNICATIONS   CORPORATION  has  caused  this
Amendment No. 4 to be executed and attested by its duly authorized officers and its corporate seal to be affixed hereto this 1st day of November, 1996.

                                           MCI COMMUNICATIONS CORPORATION


                                          By: /s/ Bert C. Roberts, Jr.
                                              -------------------------
                                                Bert C. Roberts, Jr.
                                                Chairman

ATTEST:

/s/ C. Bolton-Smith, Jr.
------------------------
C. Bolton-Smith, Jr.
Secretary